Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Magnolia Oil & Gas Corporation (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Stephen Chazen and Christopher Stavros, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2022	By:	/s/ Stephen Chazen
Stephen Chazen
Chief Executive Officer (Principal Executive Officer)

Date: February 17, 2022	By:	/s/ Christopher Stavros
Christopher Stavros
Chief Financial Officer (Principal Financial Officer)